[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                               MFS(R) MUNICIPAL
                               LIMITED MATURITY FUND

                               SEMIANNUAL REPORT o OCTOBER 31, 1999


--------------------------------------------------------------------------------
                      MUTUAL FUND GIFT KITS (see page 27)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 21
MFS' Year 2000 Readiness Disclosure ....................................... 26
Trustees and Officers ..................................................... 29

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Christopher J. Mier]
     Christopher J. Mier

For the six months ended October 31, 1999, Class A shares of the Fund provided a total return of -0.84%, Class B shares -1.23%, and Class C shares -1.27%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. During the same period, the average short/intermediate-term municipal bond fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned -0.78%. The Fund's returns also compare to returns of 0.26% and -0.85% for the Lehman Brothers Municipal Bond Three-Year and Five-Year indices, respectively. These are unmanaged indices of investment-grade, fixed-rate municipal bonds.

Q. WHAT FACTORS LED TO THE NEGATIVE RETURNS OF THE MUNICIPAL BOND MARKET AND THE FUND?

A. Rising interest rates were the main reason municipal bonds struggled during the period. Remember, as rates rise, bond prices fall. Market rates started to rise in the first quarter of 1999 and continued to do so through most of the period. Rates rose in response to concerns that the continued strength of the U.S economy would spark inflationary pressures. The Federal Reserve Board (the Fed) was concerned enough to raise short-term interest rates in June and in August. Municipal bond market performance relative to U.S. Treasuries was restrained by issues related to supply and demand. (Principle value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) On the supply side, new issuance was still very strong, even though it didn't match the huge quantity that came to market in 1998 when municipalities sought to take advantage of lower interest rates to reduce their borrowing costs. However, demand was weak as traditional purchasers of municipal bonds such as insurance companies were less active. In addition, municipal bonds and other non-Treasury investments lagged as market participants sought the liquidity offered by U.S. Treasury securities in anticipation of any problems associated with the approach of the year 2000.

Q.  WHAT CHANGES HAVE YOU MADE TO THE FUND SINCE TAKING IT OVER?

A. In managing the Fund, we look closely at its average maturity. Earlier in 1999, the Fund's average maturity was close to five years. Given the pressure on interest rates, I sought to take a more defensive stance by lowering the Fund's average maturity, reducing it to as low as 4.2 years at one point. As we approached the end of the period, it became apparent that interest rates had stabilized somewhat. As a result, I looked to move the Fund's average maturity a bit closer to 4.5 years by the end of the period. By doing so, I hoped to achieve a competitive rate of return while at the same time maintaining a relatively neutral stance regarding the direction of interest rates.

Q.  WERE THERE OTHER STRATEGIES OF NOTE THAT YOU PURSUED?

A. Beyond adjusting the Fund's average maturity, there are two primary areas where we can seek to add value: yield-curve positioning and credit quality. The yield curve represents the yields available in the bond marketplace at various maturities, such as one year, three years, five years, etc. During the period, we employed a variety of yield-curve strategies designed to try to take advantage of favorable trade-offs between maturity risk and return.

    Looking at credit quality, I added marginally to the Fund's lower-quality (but still investment-grade) "BBB"-rated bonds, within the limitations of the prospectus. These investments are generally less susceptible to rising interest rates than higher-rated securities and offer higher yields, but they are also associated with additional credit risk -- the risk that their issuers will not meet their payments. The combination of our effective credit research and a healthy economy that helped municipal issues experience more credit upgrades than downgrades helped us avoid any significant credit problems.

Q.  DID YOU FAVOR ANY PARTICULAR STATES OR SECTORS OF THE MARKET?

A. For several years, the U.S. economy as a whole has performed very well. It used to be that we'd see a cycle in which one region would perform better than the others, but recently that hasn't been the case. Thus, we haven't pursued a state- or region-specific strategy. With regard to sectors, we've generally been very cautious and selective with investments in the health care industry. On the other hand, higher education and housing were more attractive during the period.

Q.  WHAT IS YOUR OUTLOOK FOR THE REST OF 1999?

A. As far as interest rates are concerned, I believe we'll see them trade in a relatively narrow range fairly close to current levels instead of moving sharply up or down. As a result, I'll aim to maintain the Fund's neutral posture. I suspect that we will see a gradual rebound in non-Treasury bond sectors, including municipals, as we cross into the year 2000 and liquidity becomes less of an issue. At this point, municipal securities are very attractively valued on an absolute basis and relative to U.S. Treasuries. We believe they offer very attractive yields, enjoy the advantage of being tax exempt, and benefit from very strong credit quality at this point in the economic cycle. In addition, we feel that shorter-term municipals offer particularly attractive income relative to their volatility. As a result, we believe there are many good reasons to own municipal bonds generally and the Fund in particular.

/s/ Christopher J. Mier

    Christopher J. Mier
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   CHRISTOPHER J. MIER IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MUNICIPAL LIMITED MATURITY FUND AND MFS(R) MUNICIPAL INCOME FUND. HE IS ALSO A PORTFOLIO MANAGER OF THE MFS(R) ALABAMA, ARKANSAS, CALIFORNIA, FLORIDA, MARYLAND, MASSACHUSETTS, MISSISSIPPI, NEW YORK, PENNSYLVANIA, AND TENNESSEE MUNICIPAL BOND FUNDS.

   MR. MIER JOINED MFS IN MAY 1999. PRIOR TO JOINING MFS, HE SPENT 13 YEARS AS A MANAGING DIRECTOR AND PORTFOLIO MANAGER IN THE MUNICIPAL BOND DEPARTMENT AT A MAJOR INTERNATIONAL MONEY MANAGER. HE EARNED A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND A MASTER'S DEGREE IN MANAGEMENT FROM NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                           FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION
                           OF SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   MARCH 17, 1992

  CLASS INCEPTION:         CLASS A  MARCH 17, 1992
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS C  JULY 1, 1994

  SIZE:                    $58.2 MILLION NET ASSETS AS OF OCTOBER 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH OCTOBER 31, 1999

CLASS A
                                            6 Months        1 Year       3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -0.84%        +0.55%       +10.53%       +21.82%       +37.69%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +0.55%       + 3.39%       + 4.03%       + 4.28%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           -1.97%       + 2.52%       + 3.50%       + 3.94%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months        1 Year       3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -1.23%        -0.24%        +8.00%       +17.20%       +30.99%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           -0.24%        +2.60%       + 3.22%       + 3.61%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           -4.11%        +1.66%       + 2.87%       + 3.61%
--------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months        1 Year       3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -1.27%        -0.31%        +7.75%       +16.71%       +31.69%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           -0.31%        +2.52%       + 3.14%       + 3.68%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           -1.28%        +2.52%       + 3.14%       + 3.68%
--------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, March 17, 1992, through
  October 31, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1999

QUALITY RATINGS (U.S. PORTION ONLY)
Source: Standard & Poor's and Moody's.

                    "AAA"                        54.0%
                    "AA"                         20.1%
                    "A"                           8.9%
                    "BBB"                         8.2%
                    Not Rated                     7.7%
                    Other                         1.1%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 1999

Municipal Bonds - 98.3%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                   VALUE
--------------------------------------------------------------------------------------------------------
General Obligation - 21.2%
  Baltimore County, MD, Consolidated Public Improvement, 5s, 2005         $  425             $   431,136
  Bloomington, MN, Independent School District, 5.25s, 2011                  500                 496,400
  Central Falls, RI, 5.5s, 2005                                              440                 449,108
  Chicago, IL, Public Building Commerce Rev., FGIC, 5.5s, 2006               250                 257,653
  Commonwealth of Puerto Rico, 5.5s, 2001                                    500                 508,445
  Harris County, TX, 5.875s, 2006                                            500                 528,840
  Honolulu, HI, FGIC, 5s, 2002                                               115                 116,658
  Houston, TX, 5.5s, 2005                                                  1,000               1,032,190
  Hunt County, TX, Permanent Improvement, AMBAC, 5.5s, 2007                  615                 633,616
  Indianapolis, IN, Local Public Improvement Bond Bank, 6.25s, 2001        1,000               1,022,010
  Irving, TX, Independent School District, PSF, 0s, 2003                     350                 300,293
  Lawrence, MA, AMBAC, 9.7s, 2001                                          1,000               1,070,010
  New York City, NY, 5s, 2001                                                515                 520,186
  New York City, NY, 6.125s, 2001                                            525                 539,647
  New York City, NY, 5.7s, 2002                                              500                 514,510
  New York City, NY, 5.3s, 2003                                              500                 509,635
  North Slope Borough, AK, MBIA, 0s, 2001                                    600                 570,174
  Northern Mariana Islands Commonwealth, Public School
    Systems Project, FSA, 5.125s, 2008                                       500                 500,950
  State of Hawaii, FGIC, 5s, 2001                                            500                 506,245
  State of Louisiana, FGIC, 6s, 2000                                         500                 507,780
  State of Mississippi, 5.5s, 2006                                           250                 258,480
  State of Mississippi, 5s, 2010                                             250                 241,948
  State of Washington, 5.6s, 2001                                            300                 306,978
  Stephenville, TX, Independent School District, PSF-GTD, 0s, 2004           500                 406,590
  Wisconsin Housing & Economic Development, AMBAC, 4.9s, 2005                160                 159,189
                                                                                             -----------
                                                                                             $12,388,671
--------------------------------------------------------------------------------------------------------
State and Local Appropriation - 13.5%
  Massachusetts Development Finance Agency (Xaverian
    Brothers High School), 4.9s, 2007                                     $  175             $   168,912
  Michigan Building Authority Rev., 6.2s, 2002                             1,000               1,047,800
  New York Dormitory Authority Rev., Albany County State
    Service Contract, 5s, 2003                                               180                 181,507
  New York Dormitory Authority Rev. (City University), 5s, 2000              500                 502,685
  New York Dormitory Authority Rev. (City University), 5s, 2003            1,060               1,069,455
  New York Dormitory Authority Rev. (State University), 4.9s, 2000           250                 251,302
  New York Medical Care Facilities Finance Agency Rev., 5.9s, 2000           175                 177,473
  New York Urban Development Corp. Rev., 6s, 2002                          1,000               1,028,830
  New York Urban Development Corp. Rev
    (Correctional Facilities), 5.5s, 2001                                  1,375               1,392,160
  Ohio Building Authority, State Facilities Administration
    Building, 5.375s, 2013                                                 1,000                 981,890
  State of Utah, Building Ownership Authority Lease Rev., 5.5s, 2000         500                 504,280
  State of Utah, Building Ownership Authority Lease Rev., 0s, 2005           685                 523,744
                                                                                             -----------
                                                                                             $ 7,830,038
--------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 5.7%
  Delaware County, IN, Hospital Authority (Ball Memorial
    Hospital), AMBAC, 6.625s, 2001                                        $  900             $   916,074
  Indiana Health Facility Hospital Rev. (Sisters of St
    Francis Health), MBIA, 5s, 2002                                            5                   5,074
  Michigan Building Authority Rev., 5.4s, 2003                               375                 391,001
  Michigan Hospital Finance Authority Rev. (Genesys Health
    System), 5.5s, 2007                                                      750                 770,767
  Milwaukee, WI, Metropolitan Sewage District, 6.7s, 2001                    500                 522,045
  New York City, NY, 5s, 2001                                                135                 136,858
  New York City, NY, 6.125s, 2001                                             75                  77,373
  State of Mississippi, ETM, 6.2s, 2008                                      455                 487,733
                                                                                             -----------
                                                                                             $ 3,306,925
--------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 3.0%
  Atlanta, GA, Airport Facilities Rev., AMBAC, 5.5s, 2001                 $  500             $   506,635
  Cleveland, OH, Airport Systems Rev., FSA, 5.5s, 2008                       250                 255,105
  Houston, TX, Airport System Rev., FGIC, 5s, 2006                           500                 496,270
  Minneapolis & St. Paul, MN, Airport Rev., FGIC, 5s, 2006                   500                 498,295
                                                                                             -----------
                                                                                             $ 1,756,305
--------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 9.8%
  American Public Energy Agency, Gas Supply Rev. (Nebraska
    Public Gas Agency), 5s, 2007                                          $  500             $   487,050
  Beaver County, PA, Industrial Development Authority,
    Pollution Control Rev. (Ohio Edison Co.), 4.65s, 2033                    500                 478,030
  Georgia Municipal Electric Authority, MBIA, 5s, 2002                       600                 606,198
  Intermountain Power Agency, UT, Power Supply Rev., FSA, 5.25s, 2001        500                 507,425
  North Carolina Municipal Power, MBIA, 5s, 2001                             500                 503,670
  Oklahoma Development Finance Authority (Public Service
    Company of Oklahoma), 4.875s, 2014                                     1,000                 988,820
  Sacramento, CA, Municipal Utility District Electric
    Rev., FGIC, 6s, 2001                                                     620                 639,797
  Washington Public Power Supply System Rev., 5.45s, 2000                  1,500               1,515,825
                                                                                             -----------
                                                                                             $ 5,726,815
--------------------------------------------------------------------------------------------------------
Health Care Revenue - 6.6%
  Baxter County, AK, Hospital Rev., 4.7s, 2005                            $  320             $   302,378
  Colorado Health Facilities Authority Rev. (National
    Benevolent Assn.), 4.5s, 2002                                            280                 275,122
  Delaware County, PA, Hospital Rev. (Crozer-Chester
    Medical Center), 4.75s, 2005                                             500                 471,560
  Denver, CO, Health & Hospital Authority Rev., 5.125s, 2006                 200                 193,118
  Marion County, FL, Hospital Dist. Rev., Health Systems, 4.75s, 2005        500                 486,540
  Massachusetts Health & Educational Facilities
    (Jordan Hospital), 4.8s, 2006                                            600                 568,068
  Michigan Hospital Finance Authority Rev. (Mercy Health
    Services), 5.5s, 2000                                                    500                 505,540
  Missouri Health & Educational Facilities Authority Rev
    (Freeman Health Systems), 4.65s, 2003                                    450                 440,329
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 5.55s, 2001                                             335                 334,799
  Waco, TX, Health Facilities Development Corp. (Ascension
    Health), 5.5s, 2009                                                      250                 250,448
                                                                                             -----------
                                                                                             $ 3,827,902
--------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.6%
  De Soto Parish, LA, Pollution Control Rev
    (International Paper Co.), 5.05s, 2002                                $  350             $   350,182
--------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 6.8%
  Huntsville, AL, Health Care Authority, MBIA, 4.3s, 2002                 $  500             $   496,615
  Illinois Educational Facilities Authority Rev
    (Methodist Medical Center), 5.5s, 2005                                   500                 516,190
  Illinois Educational Facilities Authority Rev. (Sherman
    Health Systems), AMBAC, 5s, 2003                                         250                 252,958
  Illinois Health Facilities Authority Rev. (Childrens
    Memorial Hospital), AMBAC, 5s, 2001                                      750                 758,355
  Illinois Health Facilities Authority Rev. (Childrens
    Memorial Hospital), AMBAC, 5.75s, 2011                                   250                 254,812
  Illinois Health Facilities Authority Rev. (Holy Family
    Medical Center), MBIA, 5s, 2004                                          325                 326,905
  Indiana Health Facility Hospital Rev. (Sisters of St
    Francis Health), MBIA, 5s, 2002                                          245                 248,190
  Jackson County, MI, Hospital Finance Authority (Foote
    Memorial Hospital), AMBAC, 4.375s, 2002                                  200                 199,392
  Spartanburg County, SC, Health Service, MBIA, 4.5s, 2002                   675                 674,210
  State of Utah, Board of Regents Rev. (University of Utah
    Hospital), AMBAC, 5s, 2002                                               200                 202,438
                                                                                             -----------
                                                                                             $ 3,930,065
--------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.1%
  Alaska Housing Finance Corp., MBIA, 4.55s, 2002                         $  350             $   349,093
  Rhode Island Housing & Mortgage Finance Corp., AMBAC, 5.15s, 2001        1,000               1,009,970
  Rhode Island Housing & Mortgage Finance Corp., AMBAC, 5.25s, 2002        1,000               1,014,340
                                                                                             -----------
                                                                                             $ 2,373,403
--------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 5.2%
  Denver, CO, City & County Excise Tax, FSA, 5.25s, 2008                  $  500             $   503,200
  District of Columbia, Redevelopment Land Agency, 5.625s, 2010              315                 318,648
  Pennsylvania Intergovernmental Cooperative Authority,
    Special Tax Rev., FGIC, 5s, 2007                                       1,000                 997,440
  Virgin Islands Public Finance Authority, 5.5s, 2005                      1,000               1,007,220
  Washington, DC, Convention Center, AMBAC, 4.75s, 2005                      200                 197,914
                                                                                             -----------
                                                                                             $ 3,024,422
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.1%
  Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010                 $  130             $   129,665
  Mississippi Home Corp. Single Family Housing Rev., GNMA, 5.1s, 2017        250                 238,175
  South Dakota Housing Development Authority, 5.65s, 2011                    250                 246,052
  Wyoming Community Development Authority, Housing Rev., 5s, 2006            600                 590,400
                                                                                             -----------
                                                                                             $ 1,204,292
--------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 4.2%
  Arlington County, VA, Industrial Development Authority,
    Resource Recovery Rev. (Alexandria/Arlington Waste), 5.25s, 2009      $  500             $   494,330
  Ashdown, AR, Pollution Control Rev. (Nekoosa Papers,
    Inc.), 4.75s, 2008                                                       500                 468,915
  Delaware County, PA, Industrial Development Authority
    Rev. (Recovery Facilities), 5.5s, 2000                                 1,000               1,001,400
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.15s, 2007                                                  500                 473,365
                                                                                             -----------
                                                                                             $ 2,438,010
--------------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.7%
  Alaska Student Loan Corp. Rev., AMBAC, 5s, 2003                         $  400             $   402,364
  Louisiana Public Facilities Authority (Student Loan Rev.), 6.5s, 2002      770                 792,969
  Michigan Higher Education Student Loan, AMBAC, 5s, 2007                    410                 402,690
                                                                                             -----------
                                                                                             $ 1,598,023
--------------------------------------------------------------------------------------------------------
Turnpike Revenue - 3.5%
  Denver, CO, City & County Airport Rev., MBIA, 6s, 2006                  $1,000             $ 1,056,810
  New Jersey Transit Corp., FSA, 5s, 2000                                  1,000               1,003,750
                                                                                             -----------
                                                                                             $ 2,060,560
--------------------------------------------------------------------------------------------------------
Universities - 4.8%
  California Educational Facilities Authority Rev
    (College & University), 5.15s, 2000                                   $  360             $   361,868
  District of Columbia (Georgetown University), MBIA, 5.5s, 2001             500                 506,945
  Metropolitan Nashville, TN (Vanderbilt University), 5.25s, 2001            500                 507,165
  State of New Hampshire, Higher Education & Health (New
    Hampshire College), 5.65s, 2003                                          320                 319,242
  State of Texas, University Systems, Constitutional
    Appropriation, 5s, 2004                                                1,065               1,081,699
                                                                                             -----------
                                                                                             $ 2,776,919
--------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.3%
  Massachusetts Water Resources Authority, FSA, 5.5s, 2008                $1,000             $ 1,023,760
  Philadelphia, PA, Water & Sewer Rev., MBIA, 0s, 2002                       500                 437,750
  Seattle, WA, Water Systems Rev., 5s, 2008                                  475                 471,081
                                                                                             -----------
                                                                                             $ 1,932,591
--------------------------------------------------------------------------------------------------------
Other - 1.2%
  Suffolk County, NY, Judicial Facilities (John P. Cohalan
    Complex), AMBAC, 5.75s, 2011                                          $  160             $   164,110
  Washington Motor Vehicle Fuel Tax, 6s, 2006                                500                 530,275
                                                                                             -----------
                                                                                             $   694,385
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $57,733,490)                                         $57,219,508
--------------------------------------------------------------------------------------------------------
Floating Rate Demand Note - 0.2%
--------------------------------------------------------------------------------------------------------
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 11/01/99, at Identified Cost                                      $  100                 100,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $57,833,490)                                             $57,319,508

Other Assets, Less Liabilities - 1.5%                                                            855,514
--------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                          $58,175,022
--------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
OCTOBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $57,833,490)              $57,319,508
  Cash                                                                   45,401
  Receivable for Fund shares sold                                       219,036
  Receivable for investments sold                                       976,830
  Interest receivable                                                   796,380
  Other assets                                                              383
                                                                    -----------
      Total assets                                                  $59,357,538
                                                                    -----------
Liabilities:
  Distributions payable                                             $    66,627
  Payable for Fund shares reacquired                                    435,098
  Payable for investments purchased                                     668,783
  Payable to affiliates -
    Management fee                                                        1,436
    Distribution and service fee                                          1,435
  Accrued expenses and other liabilities                                  9,137
                                                                    -----------
      Total liabilities                                             $ 1,182,516
                                                                    -----------
Net assets                                                          $58,175,022
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $59,643,156
  Unrealized depreciation on investments                               (513,982)
  Accumulated net realized loss on investments                         (951,211)
  Accumulated distributions in excess of net investment income           (2,941)
                                                                    -----------
      Total                                                         $58,175,022
                                                                    ===========
Shares of beneficial interest outstanding                            7,850,087
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $45,322,729 / 6,114,421 shares of
     beneficial interest outstanding)                                  $7.41
                                                                       =====
  Offering price per share (100 / 97.5 of net asset value
     per share)                                                        $7.60
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $8,681,268 / 1,172,916 shares of
     beneficial interest outstanding)                                  $7.40
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $4,171,025 / 562,750 shares of beneficial
     interest outstanding)                                             $7.41
                                                                       =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 1,406,348
                                                                    -----------
  Expenses -
    Management fee                                                  $   119,717
    Trustees' compensation                                                6,275
    Shareholder servicing agent fee                                      30,010
    Distribution and service fee (Class A)                               35,298
    Distribution and service fee (Class B)                               40,580
    Distribution and service fee (Class C)                               21,255
    Administrative fee                                                    4,502
    Custodian fee                                                        12,804
    Printing                                                                301
    Postage                                                               3,170
    Auditing fees                                                        15,845
    Legal fees                                                            1,137
    Registration fees                                                    29,505
    Miscellaneous                                                         9,971
                                                                    -----------
      Total expenses                                                $   330,370
    Fees paid indirectly                                                 (8,374)
    Reduction of expenses by investment adviser                         (14,807)
                                                                    -----------
      Net expenses                                                  $   307,189
                                                                    -----------
        Net investment income                                       $ 1,099,159
                                                                    -----------
Realized and unrealized gain on investments:
  Realized loss on investment transactions (identified
    cost basis)                                                     $  (383,519)
  Change in unrealized depreciation on investments                   (1,294,243)
                                                                    -----------
      Net realized and unrealized loss on investments               $(1,677,762)
                                                                    -----------
        Decrease in net assets from operations                      $  (578,603)
                                                                    ===========
See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED          YEAR ENDED
                                                              OCTOBER 31, 1999      APRIL 30, 1999
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $ 1,099,159          $ 1,939,196
  Net realized gain (loss) on investments                            (383,519)             131,130
  Net unrealized gain (loss) on investments                        (1,294,243)             216,980
                                                                  -----------          -----------
      Increase (decrease) in net assets from operations           $  (578,603)         $ 2,287,306
                                                                  -----------          -----------
Distributions declared to shareholders -
  From net investment income (Class A)                            $  (906,471)         $(1,603,398)
  From net investment income (Class B)                               (133,552)            (243,023)
  From net investment income (Class C)                                (63,404)            (120,982)
                                                                  -----------          -----------
      Total distributions declared to shareholders                $(1,103,427)         $(1,967,403)
                                                                  -----------          -----------
Net increase in net assets from Fund share transactions           $   586,296          $10,486,783
                                                                  -----------          -----------
      Total increase (decrease) in net assets                     $(1,095,734)         $10,806,686
Net assets:
  At beginning of period                                           59,270,756           48,464,070
                                                                  -----------          -----------
At end of period (including accumulated undistributed
  (distributions in excess of) net investment income of
  ($2,941) and $1,327, respectively)                              $58,175,022          $59,270,756
                                                                  ===========          ===========
See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                            OCTOBER 31, 1999              1999            1998            1997            1996            1995
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $ 7.62            $ 7.57          $ 7.50          $ 7.53          $ 7.45          $ 7.47
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.15            $ 0.29          $ 0.30          $ 0.29          $ 0.30          $ 0.28
  Net realized and unrealized
    gain (loss) on investments         (0.21)             0.06            0.07           (0.03)           0.08           (0.02)
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $(0.06)           $ 0.35          $ 0.37          $ 0.26          $ 0.38          $ 0.26
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.15)           $(0.30)         $(0.30)         $(0.29)         $(0.30)         $(0.28)
  In excess of net investment
    income                              --                --              --              --              --             (0.00)+++
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders      $(0.15)           $(0.30)         $(0.30)         $(0.29)         $(0.30)         $(0.28)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 7.41            $ 7.62          $ 7.57          $ 7.50          $ 7.53          $ 7.45
                                      ======            ======          ======          ======          ======          ======
Total return(+)                        (0.84)%++          4.65%           5.02%           3.51%           5.11%           3.55%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          0.88%+            0.88%           0.87%           0.95%           0.95%           0.95%
    Net investment income               3.85%+            3.84%           3.97%           3.86%           4.00%           3.74%
Portfolio turnover                        31%               31%             51%             78%             43%             50%
Net assets at end of period
  (000 Omitted)                      $45,323           $45,840         $37,595         $40,953         $50,387         $64,329
(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. The Fund pays MFS a fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income and the ratios would have been:
      Net investment income           $ 0.15            $ 0.28          $ 0.30          $ 0.29          $ 0.30          $ 0.28
      Ratios (to average net
        assets):
        Expenses##                      0.93%+            0.99%           1.01%           1.02%           0.99%           0.95%
        Net investment income           3.80%+            3.71%           3.85%           3.79%           3.96%           3.74%
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                            OCTOBER 31, 1999              1999            1998            1997            1996            1995
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $ 7.61            $ 7.56          $ 7.49          $ 7.52          $ 7.44          $ 7.46
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.12            $ 0.23          $ 0.24          $ 0.23          $ 0.25          $ 0.21
  Net realized and unrealized
    gain (loss) on investments         (0.21)             0.06            0.07           (0.03)           0.07           (0.02)
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $(0.09)           $ 0.29          $ 0.31          $ 0.20          $ 0.32          $ 0.19
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.12)           $(0.24)         $(0.24)         $(0.23)         $(0.24)         $(0.21)
  In excess of net investment
    income                              --                --              --              --              --             (0.00)+++
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders      $(0.12)           $(0.24)         $(0.24)         $(0.23)         $(0.24)         $(0.21)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 7.40            $ 7.61          $ 7.56          $ 7.49          $ 7.52          $ 7.44
                                      ======            ======          ======          ======          ======          ======
Total return                           (1.23)%++          3.85%           4.22%           2.71%           4.34%           2.67%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          1.66%+            1.66%           1.64%           1.73%           1.70%           1.80%
    Net investment income               3.06%+            3.06%           3.20%           3.08%           3.25%           2.88%
Portfolio turnover                        31%               31%             51%             78%             43%             50%
Net assets at end of period
  (000 Omitted)                       $8,681            $9,149          $7,618          $6,503          $7,749          $7,792
(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. The Fund pays MFS a fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income and the ratios would have been:
      Net investment income           $ 0.12            $ 0.22          $ 0.24          $ 0.23          $ 0.25          $ 0.21
      Ratios (to average net
       assets):
        Expenses##                      1.71%+            1.77%           1.78%           1.80%           1.74%           1.80%
        Net investment income           3.01%+            2.93%           3.08%           3.01%           3.21%           2.88%
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                            OCTOBER 31, 1999              1999            1998            1997            1996           1995*
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $ 7.63            $ 7.57          $ 7.50          $ 7.53          $ 7.45          $ 7.45
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.10            $ 0.23          $ 0.23          $ 0.23          $ 0.23          $ 0.21
  Net realized and unrealized
    gain (loss) on investments         (0.21)             0.06            0.08           (0.03)           0.08           (0.02)
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $(0.11)           $ 0.29          $ 0.31          $ 0.20          $ 0.31          $ 0.19
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.11)           $(0.23)         $(0.24)         $(0.23)         $(0.23)         $(0.19)
  In excess of net investment
    income                              --                --              --              --              --             (0.00)+++
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders      $(0.11)           $(0.23)         $(0.24)         $(0.23)         $(0.23)         $(0.19)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 7.41            $ 7.63          $ 7.57          $ 7.50          $ 7.53          $ 7.45
                                      ======            ======          ======          ======          ======          ======
Total return                           (1.27)%++          3.77%           4.13%           2.64%           4.23%           2.53%+
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          1.73%+            1.73%           1.72%           1.80%           1.80%           1.79%+
    Net investment income               2.98%+            2.98%           3.11%           3.03%           3.16%           2.77%+
Portfolio turnover                        31%               31%             51%             78%             43%             50%
Net assets at end of period
  (000 Omitted)                       $4,171            $4,282          $3,250          $3,297          $3,013          $1,934
(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. The Fund pays MFS a fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income and the ratios would have been:
      Net investment income           $ 0.11            $ 0.22          $ 0.23          $ 0.22          $ 0.23          $ 0.21
      Ratios (to average net
        assets):
        Expenses##                      1.78%+            1.84%           1.86%           1.87%           1.84%           1.79%+
        Net investment income           2.93%+            2.85%           2.99%           2.96%           3.12%           2.77%+
  * For the period from the inception of Class C, July 1, 1994, through April 30, 1995.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $(567,692) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($492,795), April 30, 2004, ($32,070), and
April 30, 2005, ($42,827).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At October 31, 1999, aggregate unreimbursed expenses amounted to $187,607.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,974 for the six months ended October 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $4,871 for the six months ended October 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. A portion of the Class A service fee is currently being paid by the Fund; payment of the remaining portion of the Class A service fee will become payable on such a date as the Trustees of the Trust may determine. Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,297 for the six months ended October 31, 1999. Fees incurred under the distribution plan during the six months ended October 31, 1999, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such a date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $155 and $34 for Class B and Class C shares, respectively, for the six months ended October 31, 1999. Fees incurred under the distribution plan during the six months ended October 31, 1999, were 0.93% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 1999, were $46, $4,153, and $1,069 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, aggregated $20,713,983 and $18,051,538, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $57,833,490
                                                                  -----------
Gross unrealized depreciation                                     $  (764,428)
Gross unrealized appreciation                                         250,446
                                                                  -----------
    Net unrealized depreciation                                   $  (513,982)
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                  SIX MONTHS ENDED OCTOBER 31, 1999             YEAR ENDED APRIL 30, 1999
                                 ----------------------------------       -------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         1,542,329          $ 11,567,054         3,475,079        $ 26,565,639
Shares issued to shareholders in
  reinvestment of distributions        76,091               568,726           136,838           1,045,283
Shares reacquired                  (1,516,162)          (11,333,521)       (2,569,307)        (19,623,471)
                                   ----------          ------------        ----------        ------------
    Net increase                      102,258          $    802,259         1,042,610        $  7,987,451
                                   ==========          ============        ==========        ============

Class B Shares
                                  SIX MONTHS ENDED OCTOBER 31, 1999             YEAR ENDED APRIL 30, 1999
                                 ----------------------------------       -------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           242,007          $  1,804,619           693,816        $  5,299,094
Shares issued to shareholders in
  reinvestment of distributions         9,854                73,568            15,191             116,037
Shares reacquired                    (280,511)           (2,098,598)         (515,764)         (3,932,950)
                                   ----------          ------------        ----------        ------------
    Net increase (decrease)           (28,650)         $   (220,411)          193,243        $  1,482,181
                                   ==========          ============        ==========        ============

Class C Shares
                                  SIX MONTHS ENDED OCTOBER 31, 1999             YEAR ENDED APRIL 30, 1999
                                 ----------------------------------       -------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           165,284          $  1,232,397           547,055        $  4,186,765
Shares issued to shareholders in
  reinvestment of distributions         6,832                51,053            13,289             101,514
Shares reacquired                    (170,947)           (1,279,002)         (428,393)         (3,271,128)
                                   ----------          ------------        ----------        ------------
    Net increase                        1,169          $      4,448           131,951        $  1,017,151
                                   ==========          ============        ==========        ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended October 31, 1999, was $197.

                      MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the samestringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) MUNICIPAL LIMITED MATURITY FUND

TRUSTEES                                                   SECRETARY
Richard B. Bailey - Private Investor; Former               Stephen E. Cavan*
Chairman and Director (until 1991), MFS Investment
Management(R)                                              ASSISTANT SECRETARY
                                                           James R. Bordewick, Jr.*
J. Atwood Ives+ - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services         CUSTODIAN
company)                                                   State Street Bank and Trust Company

Lawrence T. Perera+ - Partner, Hemenway & Barnes           INVESTOR INFORMATION
(attorneys)                                                For information on MFS mutual funds, call your
                                                           financial consultant or, for an information kit,
William J. Poorvu+ - Adjunct Professor, Harvard            call toll free: 1-800-637-2929 any business day
University Graduate School of Business                     from 9 a.m. to 5 p.m. Eastern time (or leave a
Administration                                             message anytime).

Charles W. Schmidt+ - Private Investor                     INVESTOR SERVICE
                                                           MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive Vice                   P.O. Box 2281
President, Director, and Secretary, MFS Investment         Boston, MA 02107-9906
Management
                                                           For general information, call toll free:
Jeffrey L. Shames* - Chairman and Chief Executive          1-800-225-2606 any business day from
Officer, MFS Investment Management                         8 a.m. to 8 p.m. Eastern time.

Elaine R. Smith+ - Independent Consultant                  For service to speech- or hearing-impaired, call
                                                           toll free: 1-800-637-6576 any business day from
David B. Stone+ - Chairman, North American                 9 a.m. to 5 p.m. Eastern time. (To use this service,
Management Corp. (investment advisers)                     your phone must be equipped with a
                                                           Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company                   For share prices, account balances, exchanges, or
500 Boylston Street                                        MFS stock and bond market outlooks, call toll
Boston, MA 02116-3741                                      free: 1-800-MFS-TALK (1-800-637-8255) anytime from
                                                           a touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                                WORLD WIDE WEB
500 Boylston Street                                        www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Christopher J. Mier*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) MUNICIPAL LIMITED MATURITY FUND                              ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                   MML-3  12/99 8.8M  37/237/337